BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE

SUPPLEMENT DATED MARCH 20, 2008
TO THE PROSPECTUS DATED JULY 31, 2007

On February 29, 2008, the Board of Trustees approved a resolution to close the Fund to new investments effective immediately.  This action means the Fund will no longer be accepting either new subscriptions or additional capital from existing investors.  Due to the size of the capital base of the Fund and recent tender activity, the portfolio management team is taking the opportunity to re-examine the Fund’s long-term investment strategy while not having to contend with additional inflows of capital until the review is final.  No changes have been made either to the investment strategy of the Fund or to the portfolio management team.

As a result of this action, any discussion in the Prospectus related to the offering and subscription of the Fund's Shares will not have any effect until such time, if ever, that the Fund determines to resume accepting new subscriptions or additional capital from existing investors.

Effective February 29, 2008, the following language is inserted between the subsections captioned "Limited Operating History" and "Dependence on Key Personnel" in the section captioned "OTHER RISKS" beginning on page 29:

Increase in Expense Ratio and Other Risks. Although the Fund will no longer accept new subscriptions or additional capital from existing investors, the Fund anticipates that it will continue to purchase shares through periodic repurchase offers. As a result, the proportionate interest in the Fund of Shareholders who do not tender their Shares in such repurchase offers will increase. A reduction in the net assets of the Fund may result in Shareholders who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. These effects will no longer be reduced or eliminated through additional subscriptions for Shares since the Fund is closed to new investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE